Exhibit 10.7

FIRST AMENDMENT TO LOAN AGREEMENT

This First Amendment to Loan Agreement (this “Amendment”) is made as of September 20, 2013, by and among AMERICAN TOWER CORPORATION, as Borrower (the “Company”), TORONTO DOMINION (TEXAS) LLC, as Administrative Agent (the “Administrative Agent”), and the financial institutions whose names appear as lenders on the signature page hereof.

WHEREAS, the Company and the Administrative Agent are party to that certain Loan Agreement, dated as of June 28, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”) among the Company, the Administrative Agent and the Lenders from time to time party thereto.

WHEREAS, the Company, the Administrative Agent and the Lenders who are signatories hereto and who constitute Majority Lenders have agreed to amend the Loan Agreement pursuant to Section 12.12 of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Loan Agreement.

2. AMENDMENT. The Loan Agreement is hereby amended as follows:

(a) Section 1.1 of the Loan Agreement is hereby amended by inserting, after the definition of “Capitalized Lease Obligation,” the following new definition:

“Cash Equivalents” shall mean ‘cash equivalents’ as defined under and determined in accordance with generally accepted accounting principles.

(b) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Total Debt” in its entirety and inserting in its place the following:

“Total Debt” shall mean, for the Company and its Subsidiaries on a consolidated basis as of any date, (a) the sum (without duplication) of (i) the outstanding principal amount of the Loans as of such date, (ii) the aggregate amount of Indebtedness plus Attributable Debt of such Persons as of such date, (iii) the aggregate amount of all Guaranties by such Persons of Indebtedness as of such date, and (iv) to the extent payable by the Company, an amount equal to the aggregate exposure of the Company under any Hedge Agreements permitted pursuant to Section 7.1 hereof, as calculated on a marked to market basis as of the last day of the fiscal quarter being tested or the last day of the most recently completed fiscal quarter, as applicable less (b) the sum of all unrestricted domestic cash and Cash Equivalents of the Company and its Subsidiaries as of such date.

Individual Loan Agreement Amendment Signature Page

(c) Section 2.14 of the Loan Agreement is hereby amended by (a) deleting the phrase “the aggregate amount of all Incremental Commitments shall not exceed the Dollar Equivalent of $500,000,000.00” and replacing it with the phrase “after giving effect to all Incremental Commitments the aggregate Revolving Loan Commitments shall not exceed the Dollar Equivalent of $2,750,000,000”, (b) deleting the phrase “no more than four (4) times” and replacing it with the phrase “no more than five (5) times”, (c) adding a new clause (v) to the end of the proviso in the first sentence to read “and (v) if after giving effect to the Incremental Commitments the aggregate Revolving Loan Commitments shall exceed the Dollar Equivalent of $2,100,000,000, the Company shall deliver to the Administrative Agent, as a condition precedent to the effectiveness of such Incremental Commitments certified resolutions of the Board of Directors of the Company authorizing such amount and such opinions of counsel as the Administrative Agent shall reasonably require” and (d) amending the penultimate sentence in full to read as follows:

Notwithstanding anything to the contrary in this Agreement, any Incremental Commitment made pursuant to this Section 2.14 may be effected by adding one or more tranches of Revolving Loan Commitments that are denominated in an Alternative Currency and/or term loan commitments (which shall be deemed to be “Revolving Loan Commitments” for purposes of this Section 2.14 (other than clause (iv) above)), and the Lenders agree that any amendment required to implement an Incremental Commitment may be effected by the consent of the Company and only those Lenders that agree to participate in any such tranche, provided that the aggregate amount of the commitments do not exceed the Dollar Equivalent of $2,750,000,000 at any time.

(d) Section 7.6 of the Loan Agreement is hereby amended by deleting the text thereof and inserting in its place the following:

“As of the end of each fiscal quarter, the Company shall not permit the ratio of (a) Total Debt on such calculation date to (b) Adjusted EBITDA, as of the last day of such fiscal quarter to be greater than (i) from September 30, 2013 to September 30, 2014, 6.50 to 1.00 and (ii) thereafter, 6.00 to 1.00.”

3. BRING-DOWN OF REPRESENTATIONS. The Company hereby certifies that, as of the date of this Amendment, (i) the representations and warranties contained in Section 4.1 of the Loan Agreement are true and correct in all material respects, except for those representations and warranties that are qualified by materiality or Materially Adverse Effect, which shall be true and correct, both before and after giving effect to this Amendment, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of the Loan Agreement except to the extent stated to have been made as of the Agreement Date, and (ii) no Default exists.

4. EFFECTIVENESS. This Amendment shall become effective upon the Administrative Agent receiving this Amendment duly executed by the Company and the Majority Lenders.

5. NO OTHER AMENDMENTS. Except as provided herein, each of the other provisions of the Loan Agreement shall remain in full force and effect.

6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be effective as delivery of a manually executed counterpart.

7. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to performed in the State of New York.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year above written.

BORROWER:	AMERICAN TOWER CORPORATION

	By:	/s/ THOMAS A. BARTLETT
	Name:	Thomas A. Bartlett
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Amendment to Loan Agreement]

LENDERS	TORONTO DOMINION (TEXAS) LLC, as Administrative Agent and a Lender

	By:	/S/ DEBI YASIN
	Name:	Debi Yasin
	Title:	Authorized Signatory

TORONTO DOMINION BANK,
As an Initial Issuing Bank

	By:	/S/ ROBIN ZELLER
	Name:	Robin Zeller
	Title:	Vice President

Bank of America, N.A.

	By:	/S/ JAY D. MARQUIS
	Name:	Jay D. Marquis
	Title:	Director

BARCLAYS BANK PLC

	By:	/S/ NOAM AZACHI
	Name:	Noam Azachi
	Title:	Vice President

CITIBANK, N.A., as a Lender

	By:	/S/ AQMAR MUNIRA MOHAMMAD MUSADEK
	Name:	Aqmar Munira Mohammad Musadek
	Title:	Vice President

[Signature Page to First Amendment to Loan Agreement]

BNP Paribas

By:	/S/ BARBARA NASH
Name:	Barbara Nash
Title:	Managing Director

By:	/S/ BERANGERE ALLEN
Name:	Berangere Allen
Title:	Director

ROYAL BANK OF CANADA, as Lender

By:	/S/ D.W. SCOTT JOHNSON
Name:	D.W. Scott Johnson
Title:	Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/S/ TYLER J. MCCARTHY
Name:	Tyler J. McCarthy
Title:	Director

SOVEREIGN BANK, N.A.

By:	/S/ WILLIAM MAAG
Name:	William Maag
Title:	Senior Vice President

[Signature Page to First Amendment to Loan Agreement]

HSBC Bank USA, National Association

By:	/S/ DAVID A. CARROLL
Name:	David A. Carroll
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/S/ JOHN G. KOWALCZUK
Name:	John G. Kowalczuk
Title:	Executive Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/S/ TANYA CROSSLEY
Name:	Tanya Crossley
Title:	Managing Director

By:	/S/ JILL WONG
Name:	Jill Wong
Title:	Vice President

Goldman Sachs Bank USA

By:	/S/ MICHELLE LATZONI
Name:	Michelle Latzoni
Title:	Authorized Signatory

[Signature Page to First Amendment to Loan Agreement]

MIZUHO BANK, LTD., as a Lender

By:	/S/ RAYMOND VENTURA
Name:	Raymond Ventura
Title:	Deputy General Manager

Sumitomo Mitsui Banking Corporation

By:	/S/ DAVID W. KEE
Name:	David W. Kee
Title:	Managing Director

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By:	/S/ BRIAN CROWLEY
Name:	Brian Crowley
Title:	Executive Director

By:	/S/ MAURICIO BENITEZ
Name:	Mauricio Benitez
Title:	Vice President

MORGAN STANLEY BANK, N.A.

By:	/S/ SHERRESE CLARKE
Name:	Sherrese Clarke
Title:	Authorized Signatory

[Signature Page to First Amendment to Loan Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/S/ JOSE CARLOS
Name:	Jose Carlos
Title:	Director

[Signature Page to First Amendment to Loan Agreement]